EXHIBIT 10.4

                          WAIVER AND CONSENT AGREEMENT

      This Waiver and Consent Agreement (this "Waiver") is dated as of September 12, 2005 between Knockout Holdings, Inc., a Delaware corporation (the "Company") and CAMOFI Master LDC, formerly known as DCOFI Master LDC (the "Purchaser").

      WHEREAS, the Company and the Purchaser have entered into the Securities Purchase Agreement, dated as of May 2, 2005 (the "Purchase Agreement"), pursuant to which the Company has issued to the Purchaser the Company's 11% Senior Secured Note due May 2, 2008 in the original aggregate principal amount of $3,000,000 (the "Note"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

      WHEREAS, the Company is contemplating a transaction (the "Contemplated Transaction") whereby it proposes to issue its convertible promissory notes in the aggregate principal amount of $2,800,000 (the "Additional Notes") pursuant to a Purchase Agreement, among the Company and the Purchasers of the Additional Notes, in the form attached hereto as Exhibit A;

      WHEREAS, the Note provides that so long as any portion of the Note is outstanding, the Company will not enter into, create, incur, assume or suffer to exist any indebtedness of any kind other than indebtedness in the ordinary course of business in an amount less than $25,000 or indebtedness which is used to prepay the Note in full;

      WHEREAS, the Company has requested that Purchaser consent to the issuance of the Additional Notes, and the Purchaser is willing to agree to provide such consent, subject to the terms and conditions contained in this Waiver.

      In consideration of the foregoing and the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Consent. Subject to the terms and conditions contained herein and notwithstanding anything to the contrary contained in the Purchase Agreement, Note or Warrant, including Section 7(a) of the Note, the Purchaser hereby: (i) consents to the Contemplated Transaction, including the incurrence of the indebtedness pursuant to the Additional Notes, and (ii) waives its rights pursuant to Section 4.16 of the Purchase Agreement to exchange all or a portion of its Notes for the Additional Notes.

      2. Amendment to the Note. The Note is hereby amended and restated in the form attached hereto as Exhibit B.

      3. Amendment to Warrant. The Common Stock Purchase Warrants ("Warrants") to purchase in the aggregate 364,720 shares of the Company's Common Stock, which Warrants were issued to the Purchaser pursuant to the Securities Purchase Agreement, dated as of January 17, 2005, among the Company and the purchasers identified therein, is hereby amended by amending the term "Exercise Price" to mean "$0.30" and by inserting anti-dilution provisions substantially in the form attached hereto as Exhibit C.


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

      4. Release of Escrow Funds.

            (a) Notwithstanding anything to the contrary in the Purchase Agreement, the Note or the Escrow Agreement, the remaining Escrowed Funds in the amount of $364,453 shall be released and paid to the Purchaser as prepayment of $364,453 of the outstanding principal under the Note.

            (b) The prepayment of principal in the amount of $364,453 pursuant to this Section 5 shall not be subject to Section 2(e) of the Note.

            (c) The Company and the Purchaser covenant and agree that they will promptly deliver a joint notice to Continental Stock Transfer & Trust Company, as Escrow Agent under the Escrow Agreement, instructing the Escrow Agent to release $364,453 of the Escrowed Funds to the Purchaser in accordance with this
Section 5.

      5. Amendment to Registration Rights Agreement. The Registration Rights Agreement, dated May 2, 2005, by and between the Company and the Purchaser, is hereby amended by adding the following new clause (vi) and (vii) to the end of the definition of the term "Registrable Securities":

            (vi) without duplication, all Conversion Shares (as such term is defined in the Notes) and (vii) 3,000,000 shares of Common Stock issuable upon conversion of the 18,750 shares of the Company's Series A Convertible Stock, par value $.001, acquired by the Purchasers pursuant to that certain Agreement, dated September 12, 2005, between the Purchaser and Kevin Waltzer;

      6. Release of Security Interest. The Purchaser and the Company hereby agree to terminate the Security Agreement, dated May 2, 2005 (the "Security Agreement"), between the Company and the Purchaser, as Secured Party, effective as of the date hereof. The Purchaser (a) hereby releases as of the date hereof all liens and security interest in all of the Collateral (as such term is defined in the Security Agreement); (b) consents to the Company filing a Uniform Commercial Code Financing Statement Amendment terminating the Purchaser's security interest in the Collateral and such other instruments and other documents necessary to release the Purchaser's security interest in the Collateral; and (c) agrees to return to the Company all Collateral within the possession of the Purchaser.

      7. Representations, Warranties and Covenants. The Company represents, warrants and covenants with and to Purchaser as follows:

            (a) this Waiver has been duly authorized, executed and delivered by the Company, and the agreements and obligations of the Company contained herein constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms; and


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

            (b) neither the execution and delivery of this Waiver, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or governmental authority applicable to the Company in any respect, or conflicts with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which the Company is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar organizational document) of the Company.

      8. General.

            (a) Effect of this Waiver. Except as expressly provided herein, no other changes or modifications to the Transaction Documents are intended or implied, and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Waiver and the Transaction Documents, the terms of this Waiver shall control. Except as set forth herein, the execution of this Waiver shall not be deemed to be a waiver of any term or provision of any Transaction Documents.

            (b) Governing Law. The validity, interpretation and enforcement of this Waiver and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

            (c) Binding Effect. This Waiver is binding upon and shall inure to the benefit of the Company, the Purchaser and their respective successors and assigns. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by the Company or to entitle the Company to any other consent.

            (d) Counterparts, etc. This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute but one and the same agreement. In making proof of this Waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Waiver by fax shall have the same force and effect as delivery of an original executed counterpart of this Waiver.

                            [signature page follows]


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      IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            COMPANY:

                                            KNOCKOUT HOLDINGS, INC.

                                            By: /s/ Richard Han
                                                --------------------------------

                                            Title: CFO
                                                   -----------------------------


                                            PURCHASER:

                                            CAMOFI MASTER LDC, formerly known as
                                            DCOFI MASTER LDC

                                            By: /s/ Jeffrey M. Haas
                                                --------------------------------

                                            Title: Authorized Signatory
                                                   -----------------------------


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